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                                                                      EXHIBIT 10

        CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4
(the "Registration Statement") of our report dated August 26, 2013, relating to the financial statements of Variable Annuity Account Five, which appears in such Registration Statement. We also consent to the incorporation by reference in this Registration Statement of our report dated April 27, 2013, relating to the consolidated financial statements of American General Life Insurance Company, which appears in such Registration Statement. We also consent to the incorporation by reference in such Registration Statement of our report dated February 21, 2013, relating to the consolidated financial statements, financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting, which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP
Los Angeles, California
August 26, 2013
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                  CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of our report dated 24 February 2012 relating to the consolidated financial statements of AIA Group Limited which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended
31 December 2012.   We also consent to the reference to us under the heading
"Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers
Hong Kong
26 August 2013